Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies [Abstract]
Commitments and Contingencies

11.  Commitments and Contingencies

Facility Lease Obligations

The Company operates fifteen branches, four branches are under operating leases, including its headquarters, and eleven branches are owned.  Three previously leased branches were purchased during the second quarter of 2013, therefore rental expense for 2013 includes lease payments for those three branches up through the purchase date.    The contractual expiration range on the remaining four leases is between the years 2014 and 2018.

The following table summarizes the contractual rent payments expected in future years:

(In thousands)	2014	2015	2016	2017	2018	Thereafter	Total
Operating lease rental payments	$670	$572	$526	$473	$418	$-	$2,659

Rent expense totaled $856 thousand for 2013 and $1.2 million for 2012.  The Company currently accounts for all of its leases as operating leases.  In addition, the Company has one lease with a related party.  The Company leases its Clinton, New Jersey headquarters from a partnership in which two Board members, Messrs. D. Dallas and R. Dallas are partners.  Under the lease for the facility, the Company paid aggregate rental payments of $437 thousand in 2013 and $427 thousand in 2012.  Rental payments reflect market rents and the lease reflects terms that are comparable to those which could have been obtained in a lease with an unaffiliated third party.  When this lease expired at the end of 2013, it was renewed for another five-year term expiring at the end of 2018.  The annual rent is increased each year beginning January 1, 2016 by the increase in the Consumer Price Index (“CPI”) for the New York Metropolitan area (not to exceed 1.5 percent).

Litigation

The Company may, in the ordinary course of business, become a party to litigation involving collection matters, contract claims and other legal proceedings relating to the conduct of its business.  In the best judgment of management, based upon consultation with counsel, the consolidated financial position and results of operations of the Company will not be affected materially by the final outcome of any pending legal proceedings or other contingent liabilities and commitments.

Commitments to Borrowers

Commitments to extend credit are legally binding loan commitments with set expiration dates.  They are intended to be disbursed, subject to certain conditions, upon the request of the borrower.  The Company was committed to advance approximately $103.2 million to its borrowers as of December 31, 2013, compared to $87.2 million at December 31, 2012.  At December 31, 2013, $45.6 million of these commitments expire within one year, compared to $40.1 million a year earlier.  At December 31, 2013, the Company had $1.4 million in standby letters of credit compared to $1.6 million at December 31, 2012.  The estimated fair value of these guarantees is not significant.  The Company believes it has the necessary liquidity to honor all commitments.